Report and Consent of Independent Auditors      EXHIBIT 23

The Board of Directors
PepsiCo, Inc.

The audits referred to in our report dated February 4, 1997 included the related financial statement schedule as of December 28, 1996, and for each of the years in the three-year period ended December 28, 1996 listed in the accompanying index at Item 14(a)2. The financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement schedule based on our audits. In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

We consent to the use of our reports included herein (or incorporated herein by reference) in the following Registration Statements on:

DESCRIPTION                                             REGISTRATION
-----------                                             STATEMENT NUMBER
                                                        ----------------
Form S-3
--------
Pizza Hut Cincinnati, Inc. and Tri-L Pizza Huts,
  Inc. acquisitions                                     33-37271
PepsiCo SharePower Stock Option Plan for Employees
  of Monsieur Henri Wines, Ltd.                         33-35601,33-42122,
                                                        33-56666 &33-66146
PepsiCo SharePower Stock Option Plan for Opco
 Employees                                              33-30658 & 33-38014
PepsiCo SharePower Stock Option Plan for PCDC
 Employees                                              33-42121
PepsiCo SharePower Stock Option Plan for Employees
 of Chevys, Inc.                                        33-66144
PepsiCo SharePower Stock Option Plan for Employees of
 Southern Tier Pizza Hut, Inc. and STPH Delco, Inc.     33-66148
Pepsi-Cola Bottling Company Annapolis acquisition       33-30372
$500,000,000 Euro-Medium-Term Notes                     33-8677
$2,500,000,000 Debt Securities and Warrants             33-39283
Semoran Management Corporation acquisition              33-47527
$32,500,000 Puerto Rico Industrial, Medical and
 Environmental Pollution Control Facilities
 Financing Authority Adjustable Rate Industrial
 Revenue Bonds                                          33-53232
Extension of the PepsiCo SharePower Stock Option
 Plan to Employees of Snack Ventures Europe, a
 joint venture between  PepsiCo Foods International
 and General Mills, Inc.                                33-50685
$4,587,000,000 Debt Securities and Warrants             33-64243

Form S-4
--------
Erin Investment Corp. acquisition                       33-31844
A&M Food Services, Inc. acquisition                     33-4635
Pizza Hut Titusville, Inc. acquisition                  33-21607
U.S. Kentucky Fried Chicken operations of Collins
 Foods International, Inc. acquisition                  33-37978
Pizza Management, Inc. acquisition                      33-47314


Form S-8
--------
PepsiCo SharePower Stock Option Plan                    33-35602, 33-29037,
                                                        33-42058, 33-51496,
                                                        33-54731 & 33-66150
PepsiCo SharePower Stock Option Plan for Opco
 Employees                                              33-43189
1988 Director Stock Plan                                33-22970
1979 Incentive Plan and the 1987 Incentive Plan         33-19539
1994 Long-Term Incentive Plan                           33-54733
1995 Stock Option Incentive Plan                        33-61731 & 333-09363
1979 Incentive Plan                                     2-65410
PepsiCo, Inc. Long Term Savings Program                 2-82645, 33-51514 &
                                                        33-60965
Long Term Savings Programs of Taco Bell Corp.,
 Pizza Hut, Inc. and Kentucky Fried
 Chicken Corporation, respectively                      2-93163, 2-99532 &
                                                        33-10488
Restaurant Deferred Compensation Plan                   333-01377



/s/ KPMG Peat  Marwick LLP
New York, New York
March 25, 1997